SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 30, 2003

                         HEALTH SYSTEMS SOLUTIONS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



           Nevada                        0-24681                  82-1513245
           ------                        -------                  ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
       or incorporation)                                     Identification No.)



           200 South Hoover Boulevard, Bldg. 205 Tampa, Florida 33609
           ----------------------------------------------------------
                              (Address) (Zip Code)

       Registrant's telephone number, including area code (813) 282-3303


              ----------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         Pursuant to a Securities Purchase Agreement ("Securities Purchase Agreement") dated April 30, 2003 ("Effective Date"), Stanford Venture Capital Holdings, Inc. ("Stanford") has agreed to make an aggregate investment of $2,000,000 in Health Systems Solutions, Inc. (the "Company"), in several tranches, subject to the conditions of the Securities Purchase Agreement (the "Investment"). The Investment will be in the form of Series B $0.80 Convertible Preferred Stock of the Company. For its aggregate investment, Stanford will receive 2,500,000 shares of Series B Preferred Stock. The shares of Series B Preferred Stock will be issued and sold in various tranches on eight monthly closing dates, commencing on May 19, 2003. Each share of Series B Preferred Stock shall be convertible (subject to antidilution) into 5 shares of common stock of the Company (that is, an initial conversion price of $0.16 per share). Each share of Series B Preferred Stock will have ten votes. In addition, the Series B Preferred Shares will vote together with the Common Stock on all matters submitted for a vote, except as otherwise provided under Nevada law.

         As additional consideration under the Securities Purchase Agreement, the Company has agreed to reprice the exercise price of the 1,880,342 Common Stock Purchase Warrants ("Warrants") issued to Stanford pursuant to the Securities Purchase Agreement dated October 16, 2002, by and among the Company, certain stockholders of the Company and Stanford ("Original Securities Purchase Agreement"). Pursuant to an Instrument of Warrant Repricing ("Instrument"), each share of Common Stock represented by the Warrants shall be exercisable at $0.001 per share.

         The Company granted to Stanford certain registration rights under a Registration Rights Agreement with respect to the Series B Preferred Stock. No later than December 31, 2003, the Company is required to file an SB-2 Registration Statement under the Securities Act covering all of the shares of Common Stock underlying the Series B Preferred Stock. In the event a filing is not timely made, the Company will issue Stanford, as a penalty, a warrant for each share of Series B Preferred Stock originally issued for every month the filing is not made. Stanford also has "piggy back" registration rights.

         The summary of the Securities Purchase Agreement, Instrument of Warrant Repricing, and Registration Rights Agreement are qualified by reference to the complete text of the agreements, which are filed in their entirety as exhibits to this Current Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         c. Exhibits.

            3.1 Amended and Restated Certificate of Designation of Series A $1.17 Convertible Preferred Stock

            3.2 Certificate of Designation of Series B $0.80 Convertible Preferred Stock

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
            10.1 Securities Purchase Agreement dated as of October 16, 2002, among the Company, the Principal Stockholders and Stanford (previously filed on Form 8-K dated November 1, 2002)

            10.2 Securities Purchase Agreement dated as of April 30, 2003, among the Company and Stanford

            10.3  Instrument of Warrant Repricing dated April 30, 2003

            10.4 Registration Rights Agreement dated as of April 30, 2003 among the Company and Stanford


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Health Systems Solutions, Inc.


                                                 By: /s/ B.M. Milvain
                                                     -----------------------
                                                     B.M. Milvain, President


Dated: May 15, 2003






















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